September 2015 LAYNE CHRISTENSEN D.A. Davidson 14 th Annual Engineering & Construction Conference Exhibit 99.1 Exhibit 99.1

Safe Harbor

This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Such
statements
may
include,
but
are
not
limited
to,
statements
of
plans
and
objectives,
statements
of
future
economic
performance
and
statements
of
assumptions
underlying
such
statements,
and
statements
of
management's
intentions,
hopes,
beliefs,
expectations
or
predictions
of
the
future.
Forward-looking
statements
can
often
be
identified
by
the
use
of
forward-looking
terminology,
such
as
"should,"
"intend,"
"continue,"
"believe,"
"may,"
"hope,"
"anticipate,"
"goal,"
"forecast,"
"plan,"
"estimate"
and
similar
words
or
phrases.
Such
statements
are
based
on
current
expectations
and
are
subject
to
certain
risks,
uncertainties
and
assumptions,
including
but
not
limited
to:
estimates
and
assumptions
regarding
our
strategic
direction
and
business
strategy,
our
ability
to
implement
our
restructuring
plan
for
our
Africa
operations,
the
extent
and
timing
of
a
recovery
in
the
mining
industry,
prevailing
prices
for
various
commodities,
longer
term
weather
patterns,
unanticipated
slowdowns
in
the
our
major
markets,
the
seasonality
of
our
business,
the
availability
of
credit,
the
risks
and
uncertainties
normally
incident
to
our
construction
industries,
the
impact
of
competition,
the
effectiveness
of
operational
changes
expected
to
reduce
operating
expenses
and
increase
efficiency,
productivity
and
profitability,
the
availability
of
equity
or
debt
capital
needed
for
our
business,
worldwide
economic
and
political
conditions
and
foreign
currency
fluctuations
that
may
affect
our
results
of
operations.
Should
one
or
more
of
these
risks
or
uncertainties
materialize,
or
should
underlying
assumptions
prove
incorrect,
actual
results
may
vary
materially
and
adversely
from
those
anticipated,
estimated
or
projected.
These
forward-looking
statements
are
made
as
of
the
date
of
this
filing,
and
we
assume
no
obligation
to
update
such
forward-looking
statements
or
to
update
the
reasons
why
actual
results
could
differ
materially
from
those
anticipated
in
such
forward-looking
statements.

Layne Overview
NASDAQ:
LAYN
Headquarters:
The
Woodlands,
Texas
Shares
Outstanding
(1)
:
19.7
million
Stock
price
(2)
:
$7.48
Market
capitalization
(2)
:
$148.0
million
5
business
segments:
Water
Resources
Inliner
Heavy
Civil
Energy
Services
Mineral
Services
130+
years
of
experience
50,000+
wells
installed

% Revenues TTM Q2 FY 2016
by Business Segment
Total Revenue: $727.8 million
28.2%
26.3%
27.9%
14.8%
2.8%
Water Resources
Inliner
Heavy Civil
Mineral Services
Energy Services
(1)
As of 8/28/15
(2)
As of 9/8/15
A leading global water management and
services company, providing responsible,
integrated solutions to address the world’s
toughest water, mineral and energy challenges

LAYNE IS THE WORLD LEADER IN WATER WELLS, WE HAVE DRILLED NEARLY

1,000

wells in the PAST 5 YEARS ALONE, with a combined pumping capacity of **1 billion gallons per day** and a total depth of 167 miles. In our 130 year history, we estimate we have successfully completed more than...

2015 NGWA PROJECT OF THE YEAR

For Layne's Saltwater Intrusion Solution using a Scavenger Well Couple in Baton Rouge, Louisiana.

50,000 WATER WELLS

FOUNDED IN **1882**

15 MILLION FEET **OF 4-96" PIPE** WITH CURED-IN-PLACE PIPE LINER.

PLAN B WORKED!

WHEN OTHERS FAILED, **LAYNE'S PLAN** RESCUED 33 MINERS TRAPPED UNDERGROUND IN CHILE.

WE HAVE CONSTRUCTED **MORE THAN**

1,000

TREATMENT PLANTS

and installed more than 10 MILLION FEET OF PIPELINE. *This is a conservative estimate.*

LAYNE AND OUR AFFILIATES HAVE DRILLED MORE THAN **50 MILLION METERS** SEARCHING FOR MINERAL RESOURCES AROUND THE GLOBE.

MORE THAN **31,000** MILES IN DEPTH

Solid Credentials 4

Business Platforms

WATER
MANAGEMENT,
INFRASTRUCTURE
REHABILITATION &
MAINTENANCE
HEAVY CIVIL
CONSTRUCTION
MINERAL SERVICES
•
Water Sourcing
•
Well & Pump
Maintenance
•
Water Treatment
Technologies
•
Water Transfer
•
Water Storage
•
Cured-In-Place Pipe
Rehabilitation
•
Treatment Plant
Construction
•
Renewable Energy
•
Sewer Systems
•
Water Supply
•
Intake and Pumping
Structures
•
Water Transmission
& Distribution
•
Exploration Drilling
•
Specialty Drilling
•
Mine Dewatering
•
Borehole Services

$ in Billions
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20

Water is a Large and Growing Industry

Layne participates in large market segments and holds position of #1 in U.S. water well drilling and #2 in U.S. wastewater pipeline trenchless rehabilitation services
Projected Spend on U.S. Water and Wastewater Infrastructure
US$ billions
(1)
Projected
U.S.
Water
Infrastructure
Needs
(3)
$60
$70
$80
$90
$100
$110
$120
$130
(1)
EPA
(2)
EPA and ASCE
(3)
Marketline
Outlook June 2013
Estimated
U.S.
Spending
Needs
by
Function
(%)
(2)
Wastewater
Water Supply
59%
20%
12%
9%
Transmission
Treatment
Water Storage
Other
75%
17%
8%
Pipes
Treatment
Plants
Stormwater
$36.2
$41.7
$35.0
$39.2
$38.9
YoY Growth
Wastewater
Water Supply
2015
2014
2018
2017
2016

Non-consumptive resource management
• Dedicated hydropower dams
• Hydropower generation technologies
• Dedicated flood control infrastructure
• Watershed management
• River restoration/protection

Broad Presence in Water Ecosystem

Source: MGI
Resource provision to all sectors
Groundwater well drilling
Multi-purpose dams / reservoirs
Desalination plants
Horizontal collector wells
Availability and utilization monitoring
Irrigation distribution
System development
System rehabilitation
On-farm use
On-farm, irrigation technology
Water management practices
Treated water distribution
Urban network transmission and distribution
Infrastructure maintenance
Water main pipeline rehabilitation
Water quality and efficiency monitoring
Sanitation services
Wastewater treatment
Sewer network construction
Sewer pipeline rehabilitation
Water reuse and recycling
Injection well drilling
Industrial services
Water treatment
Wastewater treatment
Water reuse and recycling
Quality and efficiency
monitoring technologies
Items in green and bold are current
Layne offerings

DRILL & INSTALL
PUMP STATION CONSTRUCTION, INSTALLATION, MAINTENANCE
WATER AND WASTEWATER TREATMENT
TRANSMISSION & DISTRIBUTION
1
2
3
4
5
6
7
TRENCHLESS REHABILITATION
IDENTIFY RESOURCE WITH HIGHEST SUSTAINABLE YIELD
WELL CONSTRUCTION, FILTRATION, INTAKE, COLLECTION

Solutions Lifecycle 8

Business Segments
Energy
Services
Water
Resources
Heavy Civil
Inliner
Mineral
Services
Revenues: $205.4
Million
#1: U.S.
water well drilling
Revenues: $203.0
Million
Top 5 in U.S. sewer
repair & construction
Revenues: $191.5
Million
#2: U.S. trenchless
pipeline rehab
Revenues: $107.9
Million
#3 in Mineral
Exploration
Revenues: $20.1
Million
Serving oil & gas
clients for drilling
and production
•
Supply system
development
•
Sourcing
•
Drilling
•
Repair &
installation
•
Water treatment
•
Water & wastewater
treatment
•
Pipeline installation
•
Intake and pumping
structures
•
Biogas facilities
•
Proprietary cured-
in-place pipe
(CIPP) for pipeline
and infrastructure
rehabilitation
•
All phases of core
drilling and
extracting samples
•
Identifying base and
precious mineral
deposits
•
Mine dewatering and
water management
•
Complete end-
to-end water
management
solutions for
oil & gas clients

Note:  All revenues are for trailing twelve months ended July 31, 2015

Tyson

J.G.Boswell Company

United Water

INTERNATIONAL PAPER

AMERICAN WATER

Select Customers
Water Resources

Pre-Tax Income ($ in Millions)
•
MARKET ENVIRONMENT: Increasing demand driven by
population growth in water-challenged regions, aging water
infrastructure and need for water treatment
•
CORE MARKETS
•
Municipal
•
Industrial
•
Agribusiness
•
GROWTH FOCUS
•
Geographic expansion
•
Water treatment and monitoring
•
Expansion of aftermarket portfolio
$175.9
$196.2
$96.6
$105.7
FY14
FY15
6M'15
6M'16
Revenues ($ in Millions)
$1.0
$14.4
$7.0
$8.3
FY14
FY15
6M'15
6M'16

citizens energy group

Washington Suburban Sanitary Commission

Colorado Springs Utilities
It's how we're all connected

Inliner
•
MARKET ENVIRONMENT: Significant aging
infrastructure across U.S.; Environmental and water loss
issues and government mandate to address those issues
•
CORE MARKETS
•
Municipalities
•
Utilities
•
GROWTH FOCUS
•
Expanded installation / curing methods
•
Technology to drive productivity
•

Pre-Tax Income ($ in Millions)
$148.4
$175.0
$73.3
$89.8
FY14
FY15
6M'15
6M'16
Revenues ($ in Millions)
$17.7
$22.9
$8.6
$10.4
FY14
FY15
6M'15
6M'16
Select Customers
Geographic expansion - West, Northeast and New
England

Heavy Civil
•
MARKET ENVIRONMENT: Significant pent-up demand for
water infrastructure; Increased demand for water treatment  to reduce discharge
•
CORE MARKETS
•
Industrial
•
Municipalities
•
Utilities
•
Biogas
•
GROWTH FOCUS
•
Refocus from traditional fixed price contracts to
negotiated or alternative delivery contracts
•
Geographic refocus on areas of traditional strength
•
Enhanced risk management

Pre-Tax (Loss) ($ in Millions)
$267.2
$207.0
$102.6
$98.5
FY14
FY15
6M'15
6M'16
Revenues ($ in Millions)
$(7.8)
$(21.5)
$(13.2)
$(2.5)
FY14
FY15
6M'15
6M'16
Select Customers

Layne

OXY
Occidental Petroleum Corporation

eog resources

ConocoPhillips

Apache
EXPLORING WHAT'S POSSIBLE

MARATHON

EP ENERGY

Energy Services
•
MARKET ENVIRONMENT: Increasing demand for water
management in spite of current commodity price environment
•
CORE MARKETS
•
Upstream oil and gas drilling and production
•
GROWTH FOCUS
•
Increase share and scope with existing customers
•
Exploit water treatment opportunities
•
Permian Basin and Eagle Ford

Pre-Tax Loss ($ in Millions)
$6.3
$20.2
$7.5
$7.4
FY14
FY15
6M'15
6M'16
Revenues ($ in Millions)
$(3.2)
$(3.7)
$(1.6)
$(1.8)
(1)
FY14
FY15
6M'15
6M'16
(1) Excludes $4.6 million of impairment charges in Q2 FY 2016
Select Customers

Minerals Services
•
MARKET ENVIRONMENT: Deeply cyclical market;
current soft market conditions and low global demand
although longer-term mining industry fundamentals
remain positive
•
CORE MARKETS
•
Junior mining companies
•
Mining and mineral processing companies
•
GROWTH FOCUS
•
Increase focus on core markets (e.g. North and
South America)
•
Mine water management solutions
•
Technology to drive safety and productivity

Pre-Tax Loss
($ in Millions)
$173.0
$120.2
$61.5
$49.1
FY14
FY15
6M'15
6M'16
Revenues ($ in Millions)
$(9.5)
$(14.9)
$(4.9)
$(4.8)
(1)
FY14
FY15
6M'15
6M'16
(1) Excludes $11.7 million of restructuring costs in Q2 FY 2016
Select Customers

Strategic Transformation Underway

Strategic
Review
Strategic
Review
Business
Performance
Improvement
Grow
Grow
Q1 FY 2016
Current Focus
FY 2017
•
Sold Geoconstruction
business segment
•
Announced Minerals
Services segment exit
from Africa
•
Significantly improved
balance sheet and
bolstered liquidity
•
Cost efficiencies
•
Procurement savings
•
Enhanced working
capital management
•
Pricing and margin
improvements
Strategic focus to reshape
Layne around our core
offerings and capabilities,
leveraging the 130+ years
of experience to build a
more successful managed
services company

Investment Highlights

•
A leading global water management, infrastructure rehabilitation and mineral services company with 130+ years of experience and a proven track record of success
•
Leadership positions in large markets with favorable long-term growth dynamics
•
#1 position in Water Resources
•
#2 position in Inliner
•
#3 position in Mineral Services
•
New management team focused on strategic transformation and value creation
•
Strategic focus on Layne’s core strengths
•
Business performance improvement initiatives

Appendix 17

Financial Information

(in thousands, except per share data)
2015
2014
2015
2014
Revenues
176,317
$
184,100
$
350,588
$
342,745
$
Cost of revenues (exclusive of depreciation and amortization, and impairment charges shown below)
(151,249)

(155,218)

(294,480)

(293,012)

Selling, general and administrative expenses (exclusive of
   depreciation and amortization shown below)
(28,829)

(26,097)

(58,075)

(57,253)

Depreciation and amortization
(8,254)

(11,437)

(16,989)

(22,256)

Impairment charges
(4,598)

—

(4,598)

—

Restructuring costs
(4,361)

(1,328)

(4,551)

(1,328)

Equity in losses of affiliates
(1,486)

(212)

(1,593)

(278)

Gain on extinguishment of debt
—

—

4,236

—

Interest expense
(4,295)

(3,025)

(8,147)

(7,074)

Other income, net
252

751

1,293

611

Loss from continuing operations before income taxes
(26,503)

(12,466)

(32,316)

(37,845)

Income tax benefit (expense)
2,993

(213)

2,232

(1,969)

Net loss from continuing operations
(23,510)

(12,679)

(30,084)

(39,814)

Net income (loss) from discontinued operations
5,356

(42,280)

5,372

(41,897)

Net loss
(18,154)

(54,959)

(24,712)

(81,711)

Net income attributable to noncontrolling interests
-

(69)

-

(1,045)

Net loss attributable to Layne Christensen
(18,154)
$
(55,028)
$
(24,712)
$
(82,756)
$
Earnings per share information attributable to Layne Christensen shareholders:
Loss per share from continuing operations - basic and diluted
(1.19)
$
(0.65)
$
(1.53)
$
(2.08)
$
Earnings (loss) per share from discontinued operations - basic and diluted
0.26

(2.16)

0.27

(2.14)

Loss per share attributable to Layne Christensen - basic and diluted
(0.93)
$
(2.81)
$
(1.26)
$
(4.22)
$
Weighted average shares outstanding - basic and dilutive
19,744

19,629

19,690

19,627

(unaudited)
(unaudited)
Three Months
Six Months
Ended July 31,
Ended July 31,

Financial Information, continued

(in thousands)
2015
2014
2015
2014
Revenues
Water Resources
53,852
$
53,431
$
105,667
$
96,557
$
Inliner
41,790

39,837

89,810

73,320

Heavy Civil
51,195

53,170

98,522

102,588

Mineral Services
25,821

31,971

49,127

61,459

Energy Services
3,620

4,717

7,411

7,545

Other
4,197

4,957

8,450

8,900

Intersegment eliminations
(4,158)

(3,983)

(8,399)

(7,624)

Total revenues
176,317
$
184,100
$
350,588
$
342,745
$
Equity in losses of affiliates
Mineral Services
(1,486)
$
(212)
$
(1,593)
$
(278)
$
Income (loss) from continuing operations before income
   taxes
Water Resources
4,554
$
5,134
$
8,338
$
6,959
$
Inliner
5,040

3,726

10,402

8,569

Heavy Civil
(961)

(4,637)

(2,543)

(13,217)

Mineral Services
(14,137)

(1,144)

(16,458)

(4,943)

Energy Services
(5,416)

(836)

(6,384)

(1,562)

Other
(137)

228

Unallocated corporate expenses
(11,151)

(11,725)

(21,988)

(26,738)

Gain on extinguishment of debt
—

—

4,236

—

Interest expense
(4,295)

(3,025)

(8,147)

(7,074)

Total loss from continuing operations
   before income taxes
(26,503)
$
(12,466)
$
(32,316)
$
(37,845)
$
Three Months
Six Months
Ended July 31,
Ended July 31,

Contacts
Jack Lascar/Ken Dennard
713-529-6600
layn@dennardlascar.com
www.dennardlascar.com
20
Michael J. Caliel, CEO
281-475-2691
Mike.Caliel@layne.com
J. Michael Anderson, CFO
281-475-2691
Michael.Anderson@layne.com